Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	The Compensation Committee maintains a consistent practice regarding the timing of equity awards and does not grant equity, in anticipation of the release of material nonpublic information.
Award Timing Method	The Compensation Committee maintains a consistent practice regarding the timing of equity awards
Award Timing MNPI Considered	false